SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       __________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 18, 2002

                           SIMON PROPERTY GROUP, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                         001-14469                    046268599
   --------                         ---------                    ---------
(State or other                    (Commission                 (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation


             115 West Washington Street, Indianapolis, Indiana 46204
             -------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (317) 636-1600
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
             (Former name or address, if changed since last report)



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Item 5. Other Events.
        -------------

     On November 18, 2002, Simon Property Group, Inc. (the "Company") issued a press release responding to statements made by Taubman Centers, Inc., a Michigan corporation ("Taubman"), regarding the Company's offer to Taubman to purchase the outstanding shares of common stock of Taubman for $17.50 per share in cash. A copy of the Company's press release is attached as an exhibit hereto and is incorporated by reference herein.

     To review the Company's publicly-filed information related to the proposed offer, please visit the corporate information tab on the Company's website located at www.shopsimon.com.

Item 7. Financial Statements and Exhibits.
        ----------------------------------

     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits.

          99.1      Press Release, dated November 18, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SIMON PROPERTY GROUP, INC.

Date: November 18, 2002

                                        By: /s/ James M. Barkley
                                            ------------------------------
                                            Name:  James M. Barkley
                                            Title: Secretary

                                  EXHIBIT INDEX

      Exhibit     Description
      -------     -----------

      99.1        Press Release, dated November 18, 2002.